EXHIBIT 10.1

AWARD/CONTRACT		1 THIS CONTRACT IS A RATED ORDER UNDER DPAS (15 CFR 700)		RATING	PAGE OF PAGES 1 | 12
2. CONTRACT (Proc. Inst. Indent.) NO. W911QY-12-C-0117		3. EFFECTIVE DATE 23 Aug 2010		4. REQUISITION/PURCHASE REQUEST/PROJECT NO. W56QTY2199N009

5. ISSUED BY	CODE	W911QY	6. ADMINISTERED BY (If other than Item 5)		CODE	S4801A

ACC-APG NATICK DIVISION 1564 FREEDMAN DRIVE FORT DETRICK MD 21702			DMCA DCMA SEATTLE 188 106TH AVE, NE SUITE 660 BELLEVUE WA 98004-8019

7. NAME AND ADDRESS OF CONTRACTOR (No., street, county, state and zip code)	8. DELIVERY

SAREPTA THERAPEUTICS INC	☐ FOB ORIGIN	☒ OTHER (See below)
3450 MONTE VILLA PARKWAY
BOTHELL WA 98021	9. DISCOUNT FOR PROMPT PAYMENT
Net 30 Days
	10. SUBMIT INVOICES		ITEM
CODE 49WU1 FACILITY CODE	(4 copies unless otherwise specified) TO THE ADDRESS SHOWN IN:

11. SHIP TO/MARK FOR	CODE W56QTY	12. PAYMENT WILL BE MADE BY	CODE	HQ0339

JPM-TMT 10109 Gridley Road, bldg 314, 2ND FLOOR FT. BELVOIR VA 22060-5865		DFAS-COLUMBUS CETER WESTERN ENTITLEMENT PO BOX 182381 COLUMBUS OH 43218-2381

13, AUTHORITY FOR USING OTHER THAN FULL AND OPEN COMPETITION:		14. ACCOUNTING AND APPROPRIATION DATA

[ ] 10 U.S.C. 2304(c) ( ) [ ] 41 U.S.C. 253(c) ( )		See Schedule

15A. ITEM NO.	15B, SUPPLIES/SERVICES	15C. QUANTITY	15D. UNIT	15E. UNIT PRICE	15F. AMOUNT
	SEE SCHEDULE

		15G. TOTAL AMOUNT OF CONTRACT			$3,878,784.000

16. TABLE OF CONTENTS

(X)	SEC.	DESCRIPTION	PAGE(S)	(X)	SEC.	DESCRIPTION	PAGE(S)
		PART I - THE SCHEDULE				PART II - CONTRACT CLAUSES
X	A	SOLICITATION/CONTRACT FORM	1	X	I	CONTRACT CLAUSES	6-11
X	B	SUPPLIES OR SERVICES AND PRICES/COSTS	2		PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
	C	DESCRIPTION/SPECS./WORK STATEMENT		X	J	LIST OF ATTACHMENTS	12
	D	PACKAGING AND MARKING			PART IV - REPRESENTATIONS AND INSTRUCTIONS
X	E	INSPECTION AND ACCEPTANCE	3		K	REPRESENTATIONS, CERTIFICATIONS AND OTHER STATEMENTS OF OFFERORS
X	F	DELIVERIES OR PERFORMANCE	4
X	G	CONTRACT ADMINISTRATION DATA	5		L	INSTRS., CONDS., AND NOTICES TO OFFERORS
	H	SPECIAL CONTRACT REQUIREMENTS			M	EVALUATION FACTORS FOR AWARD

CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE

17.  ☒   CONTRACTOR’S NEGOTIATED AGREEMENT Contractor is required to sign this document and return 1 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by_reference herein. (Attachments are listed herein.)

19A. NAME AND TITLE OF SIGNER (Type or Print)

Chris Garabedian

19A. NAME OF CONTRACTOR	19C. DATE SIGNED

18.  ☐   AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number                                              , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the terms listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.

20A. NAME OF CONTRACTING OFFICER

Sandra J. O’Connell

TEL: [†††]

EMAIL: [†††]

20B. UNITED STATES OF AMERICA	20 DATE SIGNED

BY:	/s/ Chris Garabedian		BY:	/s/ Sandra J. O’Connell
	(Signature of person authorized to sign)	08/28/2012		(Signature of Contracting Officer)	29 Aug 12

AUTHORIZED FOR LOCAL REPRODUCTION Previous edition is usable	STANDARD FORM 26 (REV. 4/2008) Prescribed by GSA — FAR (48 CFR) 53.214(a)

[†††]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-12-C-0117

Section B - Supplies or Services and Prices

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0001					$3,878,784.00
	IM Formulation Feasiblity Study
	CPFF
	In accordance with the Contractor’s Statement of Work attached in Section J, to include all Contract Data Requirements List (CDRL) shown as exhibits.
	FOB: Destination
	PURCHASE REQUEST NUMBER: W56QTY2199N009
				ESTIMATED COST	$[†††]
				FIXED FEE	$[†††]

				TOTAL EST COST + FEE	$3,878,784.00
					$3,878,784.00
	ACRN AA
	CIN: W56QTY2199N0090001

[†††]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-12-C-0117

Section E - Inspection and Acceptance

INSPECTION AND ACCEPTANCE TERMS

Supplies/services will be inspected/accepted at:

CLIN	INSPECT AT	INSPECT BY	ACCEPT AT	ACCEPT BY
0001	Destination	Government	Destination	Government

CLAUSES INCORPORATED BY REFERENCE

52.246-9	Inspection Of Research And Development (Short Form)	APR 1984

[†††]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-12-C-0117

Section F - Deliveries or Performance

DELIVERY INFORMATION

CLIN	DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
0001	POP 23-AUG-2012 TO 22-AUG-2013	N/A	JPM-TMT . 10109 GRIDLEY ROAD, BLDG 314, 2ND FLOOR FT. BELVOIR VA 22060-5865 703-767-1861 FOB: Destination	W56QTY

CLAUSES INCORPORATED BY REFERENCE

52.242-15 Alt I	Stop-Work Order (Aug 1989) - Alternate I	APR 1984
52.247-34	F.O.B. Destination	NOV 1991

W911QY-12-C-0117

Section G - Contract Administration Data

CONTRACT POINTS OF CONTACT

Government Points of Contact:

Contracting Officer:

Sandra J. O’Connell

[†††]

Contracting Officer’s Representative (COR):

Ade Famodu

[†††]

ACCOUNTING AND APPROPRIATION DATA

AA: 9720400260125Y5YTT40603884BP0255Y12YY44W56QTY2199N009YT4412044008

AMOUNT: $3,878,784.00

CIN W56QTY2199N0090001: $3,878,784.00

CLAUSES INCORPORATED BY REFERENCE

252.204-0001 Line Item Specific: Single Funding                     SEP 2009

KEY PERSONNEL

Key Personnel

Contractor personnel identified herein are considered “Key” and will only be replaced with 30 day prior notice and concurrence by the Government:

[†††]

[†††]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-12-C-0117

Section I - Contract Clauses

CLAUSES INCORPORATED BY REFERENCE

52.202-1	Definitions	JAN 2012
52.203-3	Gratuities	APR 1984
52.203-5	Covenant Against Contingent Fees	APR 1984
52.203-6	Restrictions On Subcontractor Sales To The Government	SEP 2006
52.203-7	Anti-Kickback Procedures	OCT 2010
52.203-8	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity	JAN 1997
52.203-10	Price Or Fee Adjustment For Illegal Or Improper Activity	JAN 1997
52.203-12	Limitation On Payments To Influence Certain Federal Transactions	OCT 2010
52.204-4	Printed or Copied Double-Sided on Postconsumer Fiber Content Paper	MAY 2011
52.204-7	Central Contractor Registration	FEB 2012
52.204-10	Reporting Executive Compensation and First-Tier Subcontract Awards	FEB 2012
52.209-6	Protecting the Government’s Interest When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment	DEC 2010
52.209-10	Prohibition on Contracting With Inverted Domestic Corporations	MAY 2012
52.215-2	Audit and Records—Negotiation	OCT 2010
52.215-8	Order of Precedence—Uniform Contract Format	OCT 1997
52.215-11	Price Reduction for Defective Certified Cost or Pricing Data—Modifications	AUG 2011
52.215-13	Subcontractor Certified Cost or Pricing Data—Modifications	OCT 2010
52.215-15	Pension Adjustments and Asset Reversions	OCT’ 2010
52.215-17	Waiver of Facilities Capital Cost of Money	OCT 1997
52.215-18	Reversion or Adjustment of Plans for Postretirement Benefits (PRB) Other than Pensions	JUL 2005
52.215-19	Notification of Ownership Changes	OCT 1997
52.215-21	Requirements for Certified Cost or Pricing Data or Information Other Than Certified Cost or Pricing Data—Modifications	OCT 2010
52.215-23 Alt I	Limitations on Pass-Through Charges	OCT 2009
52.216-7	Allowable Cost And Payment	JUN 2011
52.216-8	Fixed Fee	JUN 2011
52.219-8	Utilization of Small Business Concerns	JAN 2011
52.219-28	Post-Award Small Business Program Rerepresentation	APR 2012
52.222-2	Payment For Overtime Premiums	JUL 1990
52.222-3	Convict Labor	JUN 2003
52.222-21	Prohibition Of Segregated Facilities	FEB 1999
52.222-26	Equal Opportunity	MAR 2007
52.222-35	Equal Opportunity for Veterans	SEP 2010
52.222-36	Affirmative Action For Workers With Disabilities	OCT 2010
52.222-37	Employment Reports on Veterans	SEP 2010
52.222-50	Combating Trafficking in Persons	FEB 2009
52.222-54	Employment Eligibility Verification	JAN 2009
52.223-18	Encouraging Contractor Policies To Ban Text Messaging While Driving	AUG 2011

W911QY-12-C-0117

52.225-13	Restrictions on Certain Foreign Purchases	JUN 2008
52.227-1	Authorization and Consent	DEC 2007
52.227-1 Alt I	Authorization And Consent (Dec 2007) - Alternate I	APR 1984
52.227-2	Notice And Assistance Regarding Patent And Copyright Infringement	DEC 2007
52.227-11	Patent Rights—Ownership By The Contractor	DEC 2007
52.228-7	Insurance—Liability To Third Persons	MAR 1996
52.232-9	Limitation On Withholding Of Payments	APR 1984
52.232-23 Alt I	Assignment of Claims (Jan 1986) - Alternate I	APR 1984
52.232-25	Prompt Payment	OCT 2008
52.232-25 Alt I	Prompt Payment (Oct 2008) Alternate I	FEB 2002
52.232-33	Payment by Electronic Funds Transfer—Central Contractor Registration	OCT 2003
52.233-1	Disputes	JUL 2002
52.233-3 Alt I	Protest After Award (Aug 1996) - Alternate I	JUN 1985
52.233-4	Applicable Law for Breach of Contract Claim	OCT 2004
52.237-3	Continuity Of Services	JAN 1991
52.242-1	Notice of Intent to Disallow Costs	APR 1984
52.242-3	Penalties for Unallowable Costs	MAY 2001
52.242-4	Certification of Final Indirect Costs	JAN 1997
52.242-13	Bankruptcy	JUL 1995
52.243-2 Alt V	Changes—Cost-Reimbursement (Aug 1987) - Alternate V	APR 1984
52.244-2 Alt I	Subcontracts (Oct 2010) - Alternate I	JUN 2007
52.244-5	Competition In Subcontracting	DEC 1996
52.244-6	Subcontracts for Commercial Items	DEC 2010
52.245-9	Use And Charges	APR 2012
52.249-6	Termination (Cost Reimbursement)	MAY 2004
52.249-14	Excusable Delays	APR 1984
52.253-1	Computer Generated Forms	JAN 1991
252.203-7000	Requirements Relating to Compensation of Former DoD Officials	SEP 2011
252.203-7001	Prohibition On Persons Convicted of Fraud or Other Defense Contract-Related Felonies	DEC 2008
252.203-7002	Requirement to Inform Employees of Whistleblower Rights	JAN 2009
252.204-7003	Control Of Government Personnel Work Product	APR 1992
252.204-7004 Alt A	Central Contractor Registration Alternate A	SEP 2007
252.204-7006	Billing Instructions	OCT 2005
252.204-7008	Export-Controlled Items	APR 2010
252.205-7000	Provision Of Information To Cooperative Agreement Holders	DEC 1991
252.209-7004	Subcontracting With Firms That Are Owned or Controlled By The Government of a Terrorist Country	DEC 2006
252.215-7000	Pricing Adjustments	DEC 1991
252.225-7012	Preference For Certain Domestic Commodities	JUN 2012
252.226-7001	Utilization of Indian Organizations and Indian-Owned Economic Enterprises, and Native Hawaiian Small Business Concerns	SEP 2004
252.227-7013	Rights in Technical Data—Noncommercial Items	FEB 2012
252.227-7016	Rights in Bid or Proposal Information	JAN 2011
252.227-7030	Technical Data—Withholding Of Payment	MAR 2000
252.227-7037	Validation of Restrictive Markings on Technical Data	JUN 2012
252.227-7039	Patents—Reporting Of Subject Inventions	APR 1990
252.231-7000	Supplemental Cost Principles	DEC 1991
252.232-7003	Electronic Submission of Payment Requests and Receiving Reports	JUN 2012

W911QY-12-C-0117

252.232-7010	Levies on Contract Payments	DEC 2006
252.235-7002	Animal Welfare	DEC 2011
252.235-7010	Acknowledgment of Support and Disclaimer	MAY 1995
252.235-7011	Final Scientific or Technical Report	NOV 2004
252.242-7006	Accounting System Administration	FEB 2012
252.243-7002	Requests for Equitable Adjustment	MAR 1998
252.244-7000	Subcontracts for Commercial Items and Commercial Components (DOD Contracts)	JUN 2012
252.247-7023	Transportation of Supplies by Sea	MAY 2002
252.247-7024	Notification Of Transportation Of Supplies By Sea	MAR 2000

CLAUSES INCORPORATED BY FULL TEXT

52.232-20             LIMITATION OF COST (APR 1984)

(a) The parties estimate that performance of this contract, exclusive of any fee, will not cost the Government more than (1) the estimated cost specified in the Schedule or, (2) if this is a cost-sharing contract, the Government’s share of the estimated cost specified in the Schedule. The Contractor agrees to use its best efforts to perform the work specified in the Schedule and all obligations under this contract within the estimated cost, which, if this is a cost-sharing contract, includes both the Government’s and the Contractor’s share of the cost.

(b) The Contractor shall notify the Contracting Officer in writing whenever it has reason to believe that—

(1) The costs the Contractor expects to incur under this contract in the next 60 days, when added to all costs previously incurred, will exceed 75 percent of the estimated cost specified in the Schedule; or

(2) The total cost for the performance of this contract, exclusive of any fee, will be either greater or substantially less than had been previously estimated.

(c) As part of the notification, the Contractor shall provide the Contracting Officer a revised estimate of the total cost of performing this contract.

(d) Except as required by other provisions of this contract, specifically citing and stated to be an exception to this clause—

(1) The Government is not obligated to reimburse the Contractor for costs incurred in excess of (i) the estimated cost specified in the Schedule or, (ii) if this is a cost-sharing contract, the estimated cost to the Government specified in the Schedule; and

(2) The Contractor is not obligated to continue performance under this contract (including actions under the Termination clause of this contract) or otherwise incur costs in excess of the estimated cost specified in the Schedule, until the Contracting Officer (i) notifies the Contractor in writing that the estimated cost has been increased and (ii) provides a revised estimated total cost of performing this contract. If this is a cost-sharing contract, the increase shall be allocated in accordance with the formula specified in the Schedule.

(e) No notice, communication, or representation in any form other than that specified in subparagraph (d)(2) above, or from any person other than the Contracting Officer, shall affect this contract’s estimated cost to the Government. In the absence of the specified notice, the Government is not obligated to reimburse the Contractor for any costs in excess of the estimated cost or, if this is a cost-sharing contract, for any costs in excess of the estimated cost to the Government specified in the Schedule, whether those excess costs were incurred during the course of the contract or as a result of termination.

W911QY-12-C-0117

(f) If the estimated cost specified in the Schedule is increased, any costs the Contractor incurs before the increase that are in excess of the previously estimated cost shall be allowable to the same extent as if incurred afterward, unless the Contracting Officer issues a termination or other notice directing that the increase is solely to cover termination or other specified expenses.

(g) Change orders shall not be considered an authorization to exceed the estimated cost to the Government specified in the Schedule, unless they contain a statement increasing the estimated cost.

(h) If this contract is terminated or the estimated cost is not increased, the Government and the Contractor shall negotiate an equitable distribution of all property produced or purchased under the contract, based upon the share of costs incurred by each.

(End of clause)

52.252-2             CLAUSES INCORPORATED BY REFERENCE (FEB 1998)

This contract incorporates one or more clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this/these address(es):

[Insert one or more Internet addresses]

(End of clause)

252.204-7000     DISCLOSURE OF INFORMATION (DEC 1991)

(a) The Contractor shall not release to anyone outside the Contractor’s organization any unclassified information, regardless of medium (e.g., film, tape, document), pertaining to any part of this contract or any program related to this contract, unless—

(1) The Contracting Officer has given prior written approval; or

(2) The information is otherwise in the public domain before the date of release.

(b) Requests for approval shall identify the specific information to be released, the medium to be used, and the purpose for the release. The Contractor shall submit its request to the Contracting Officer at least 45 days before the proposed date for release.

(c) The Contractor agrees to include a similar requirement in each subcontract under this contract. Subcontractors shall submit requests for authorization to release through the prime contractor to the Contracting Officer.

(End of clause)

ACCOUNTING FOR CONTRACT SERVICES REQUIREMENT (Sep 2011)

ACC-APG 5152.237-4005

W911QY-12-C-0117

The Office of the Assistant Secretary of the Army (Manpower & Reserve Affairs) operates and maintains a secure Army data collection site where the contractor shall report ALL contractor manpower (including subcontractor manpower) required for performance of this contract. The Army’s objective is to collect as much significant Contractor Man-Year Equivalents (CME) data as possible to allow accurate reporting to Congress and for effective Army planning. Detailed instructions can be found on the Contractor Manpower Reporting Application (CMRA) website in the CMRA “Contractor User Guide” or “Subcontractor User Guide”. The contractor must create an account upon entering the site and is required to completely fill in the required information at the CMRA website: https://cmra.army.mil.

The required information includes:

(1)	Unit Identification Code (UIC) of the Army Requiring Activity that would be performing the mission if not for the contractor: W56QTY.
(2)	Command of the Requiring Activity that would be performing the mission if not for the contractor: JPEO.
(3)	Contracting Officer (KO) and contact information: Sandra J. O’Connell, [†††], [†††]).
(4)	Contracting Officer’s Representative (COR) and contact information: Ade Famodu, [†††], [†††].
(5)	Federal Service Code (FSC) reflecting services provided by contractor (and separate FSC for each subcontractor if different). If there are multiple FSCs for an Order number, enter a separate data record for each FSC.
(6)	Location where contractor and subcontractor(s) perform the service, including the city, state, zip code, and country. When service is performed at an overseas location, state only the city and country. If there are multiple Locations for an Order number, enter a separate data record for each Location. (Note: If there are many location records that need to be entered, the Bulk Loader function is available which allows the transfer of information from a contractor’s system to the secure web site. The Bulk Loader Template and Bulk Loader Instructions may be downloaded from the web site.)
(7)	Contractor Type (prime or subcontractor).
(8)	Direct labor hours (including subcontractors) for each FSC.
(9)	Direct labor dollars paid this reporting period (including subcontractors) for each FSC.
(10)	Weapons system support indication: No (Enter yes or no).

If subcontractors are used in the performance of this contract, several factors must be considered. Contractor shall include, and require inclusion of, this term in all subcontracts at any tier under the contract in which services are being procured. Contractor shall also enter their data in a timely manner, as subcontractors can not input any information into the CMRA system until the Prime Contractor has entered their data. The Prime Contractor has overall responsibility for ensuring subcontractors enter their respective data. Subcontractors are only responsible for entering Location Data.

Reporting period will be the period of performance not to exceed 12 months ending 30 September of each government fiscal year and must be reported by 31 October of each calendar year.

5152.232-7003     INVOKING INSTRUCTIONS AND PAYMENT (WAWF INSTRUCTIONS) (NCD) (AUG 2009)

(a) Invoices for goods received or services rendered under this contract shall be submitted electronically through Wide Area Work Flow - Receipt and Acceptance (WAWF):

(1) The vendor shall self-register at the web site https://wawf.eb.mil. Vendor training is available on the Internet at http://www.wawftraining.com.

[†††]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-12-C-0117

(2) Select the invoice type within WAWF as specified below. Back up documentation (such as timesheets, etc.) can be included and attached to the invoice in WAWF. Attachments created in any Microsoft Office product are attachable to the invoice in WAWF. Total limit for the size of files per invoice is 5 megabytes.

(b) The following information, regarding invoice routing DODAAC’s, must be entered for completion of the invoice in WAWF:

Cost Voucher (T&M - LH - Cost)
Pay DoDAAC	HQ0339
IssueBy DoDAAC	W911QY
Admin DoDAAC	W911QY
DCAA Auditor DoDAAC	HAA035
Service Approver	S4801A
LPO (For Navy Only)

(c) The contractor shall submit invoices / cost vouchers for payment per contract terms.

(d) The Government shall process invoices / cost vouchers for payment per contract terms.

(e) For each invoice / cost voucher submitted for payment, the contractor shall also email the WAWF automated invoice notice directly to the following points of contact:

Name	Email	Phone	Job Title
Sandra O’Connell	[†††]	[†††]	Contracting Officer
Ade Famodu	[†††]	[†††]	COR
Suzzette Kim	[†††]	[†††]	Budget Analyst

[†††]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

W911QY-12-C-0117

Section J - List of Documents, Exhibits and Other Attachments

LIST OF ATTACHMENTS

List of Attachments

1.	Contractor’s Statement of Work, dated 9 Aug 2012

List of Exhibits

A001 Contract Work Breakdown Structure

A002 Contractor’s Progress, Status and Management Report

A003 Integrated Master Schedule

A004 Contract Funds Status Report

A005 Final Report

Statement of Work (SOW)

Statement of Objectives and Overall Scope

The activities in this proposal are intended to support evaluation of the initial feasibility of an IM route of administration of Sarepta’s antiviral drug AVI-7288 against marburgvirus. Demonstration of the feasibility of the IM route has the potential to reduce the logistical burden on the Warfighter relative to the current intravenous (IV) route presently under development by Sarepta as a counter measure to the marburgvirus threat.

The scope of work for this contract includes: manufacturing activities; formulation development; an IM [†††] Study; an IM [†††] Feasibility Study using a lethal challenge marburgvirus model; and quality assurance, management and administrative activities. The plan for accomplishing the program consists of four key steps:

Step 1: Manufacture sufficient drug product (AVI-7288) to support Steps 4.

Step 2: Develop [†††]-based formulation of AVI-7288.

Step 3: Assess [†††] of the [†††]-based formulation via the IM route in the [†††] (the IM [†††] Study).

Step 4: Test the efficacy of [†††]-based formulation via the IM route in the [†††] marburgvirus model [†††] (the IM [†††] Feasibility Study).

Requirements

Paragraph	Statement of Work
2.1.2.1	Program Management
2.1.2.1.1	Technical/Program Management
2.1.2.1.1.1	Sarepta shall appoint a Program Manager. The Program Manager shall maintain oversight and control of the functional execution of the study. Therefore the Program Manager shall:

Oversee resource and personnel deployment so as to ensure timely execution of program tasks in support of program objectives

Oversee the budget and track expenditures in support of program objectives.

Identify and track risks to project execution and compliance; identify and implement risk mitigation plans and corrective actions plans as required in support of program objectives.

Maintain and update the Integrated Master Schedule as needed to track program progress in support of program objectives.

2.1.2.1.1.2	Sarepta shall conduct internal and external customer and subcontractor meetings to coordinate the activities of the program. The Program Manager shall:

1)

Conduct internal management and functional group meetings to ensure timely program schedule execution, compliance with budgetary constraints, and FAR and DFAR compliance in support of program objectives.

[†††]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Paragraph	Statement of Work

2)

Conduct and/or ensure Sarepta participation in external management meetings with contract service providers to ensure timely program schedule execution, compliance with budgetary constraints, and relevant and FAR and DFAR compliance in support of program objectives.

	3)	Conduct and/or ensure Sarepta participation in external meetings with the customer in support of program objectives.

2.1.2.1.2	Management Reporting

2.1.2.1.2.1	Sarepta shall prepare monthly and quarterly technical progress reports, and a final summary report of all appropriate program findings. The reports shall be submitted to Sarepta Management and the customer. The reports shall describe or provide:

	1)	Technical progress and Milestone achievements.

	2)	Schedule progress

	3)	Future program plans (e.g. site visits).

	4)	Program Risks and Mitigations Plans when identified.

	5)	Copies of Draft Study Reports and Final Study Reports when available.

	6)	Copies of IACUC and ACURO submission and responses/protocol approvals.

	7)	Copies of FDA communications.

Decision: Sarepta shall provide a final summation of all appropriate program study results to USG [†††].

2.1.2.1.3	Travel

2.1.2.1.3.1	Sarepta shall conduct travel in support of this program for the purpose of good communication with the USG and managing/overseeing subcontracted efforts. Site visits of subcontractors shall include:

	1)	Reviews of study/task performance.

	2)	Review of study/task records.

	3)	Observation of representative study/task related procedures and processes as appropriate.

2.1.2.2	Chemistry Manufacturing and Controls (CMC)

2.1.2.2.1	CMC Management

2.1.2.2.1.1	Sarepta shall provide functional area management staff responsible for managing and controlling CMC activities supporting the program objectives. The CMC management will:

	1)	Oversee resource and personnel deployment so as to ensure timely execution of program tasks in support of program objectives.

[†††]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Paragraph	Statement of Work

	2)	Oversee the budget and track expenditures in support of program objectives.

	3)	Identify and track risks to project execution and compliance; identify and implement risk mitigation plans and corrective actions plans as required in support of program objectives.

2.1.2.2.1.2	Sarepta shall conduct internal and external customer and subcontractor meetings to coordinate technical activities of the manufacturing activities performed in support of program objectives. The CMC management will:

1)

Conduct internal management and functional group meetings to ensure timely program schedule execution, compliance with budgetary constraints, and FAR and DFAR compliance in support of program objectives.

2)

Conduct and/or ensure Sarepta Therapeutics participation in external management meetings with contract service providers to ensure timely program schedule execution, compliance with budgetary constraints, and relevant and FAR and DFAR compliance in support of program objectives.

	3)	Conduct and/or ensure Sarepta participation in external meetings with the customer in support of program objectives.

2.1.2.2.1.3	Sarepta shall conduct periodic on-site monitoring of study performance at subcontractor work sites for the purpose of ensuring proper work performance and progress of activities performed in support of program objectives. During on-site visits, the CMC management will:

	1)	Review progress against the program goals and schedule.

	2)	Discuss issues and risks with the potential impact scope, schedule and/or budget.

	3)	Reach agreement with the subcontractor on the design of future studies/work.

2.1.2.2.2	[†††] Manufacturing

2.1.2.2.2.1	Sarepta shall contract for the manufacturing of the Active Pharmaceutical Ingredient (API) AVI-7288 at one or more Contract Manufacturing Organization(s) in sufficient quantities and quality to support program objectives. This effort will include:

	1)	Contracting with a suitable CRO for manufacture.

	2)	Providing necessary [†††].

	3)	Manufacture of the [†††].

	4)	Release testing.

[†††]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Paragraph	Statement of Work
	5)	Quality Assurance review of the batch record.

Decision: [†††].

2.1.2.2.3	Formulation

2.1.2.2.3.1	Sarepta shall generate internally, the development of a formulation method of the API, AVI-7288, [†††]

Decision: [†††]

2.1.2.2.4	Controls

2.1.2.2.4.1	Sarepta shall conduct reviews of both in process and study records to determine and document that adequate quality control (QC) practices and QC documentation requirements were performed throughout the execution of all manufacturing and formulation development activities performed in support of the program objectives. This effort will include:

	1)	Batch record review of the API manufacture.

	2)	Review of analytical testing data for both API and the formulation.

Decision: Acceptance of study records. [†††]

2.1.2.2.4.2	Sarepta shall conduct reviews of both in process and study records to determine and document that adequate quality assurance (QA) practices and QA documentation requirements were performed throughout the execution of all manufacturing and formulation development activities performed in support of the program objectives. This effort will include:

	1)	Review of the draft batch record.

	2)	Review of the completed batch record post production.

Decision: Acceptance of study records. [†††]

2.1.2.3	Nonclinical

2.1.2.3.1	Nonclinical Management

2.1.2.3.1.1	Sarepta shall provide functional area management staff responsible for managing and controlling nonclinical activities supporting the program objectives. The Functional Manager shall:

1)

Participate in internal management and functional group meetings to ensure timely program schedule execution, compliance with budgetary constraints, and FAR and DFAR compliance in support of program objectives.

2)

Participate in external management meetings with contract service providers to ensure timely program schedule execution, compliance with budgetary constraints, and relevant and FAR and DFAR compliance as appropriate in support of program objectives.

	3)	Participate in external meetings with the customer for the purpose of ensuring proper work performance and progress of activities performed in support of program objectives.

[†††]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Paragraph		Statement of Work
		4)	Contribute to the preparation of periodic progress reports to USG detailing schedule progress at the task level, schedule and cost variance, schedule and cost risk, program milestones, and future program plans in support of program objectives.

2.1.2.3.1.2	Sarepta shall conduct internal and external customer and subcontractor meetings to coordinate nonclinical technical activities performed in support of the program objectives.

Sarepta shall conduct periodic on-site monitoring of study performance at subcontractor work sites for the purpose of ensuring proper work performance and progress of activities performed in support of program objectives.

2.1.2.3.1.3

2.1.2.3.2	IM [†††] Study

2.1.2.3.2.1			[†††]

	.	Decision: Final Report accepted. [†††] Decision: Final Report accepted

[†††]

	.	Decision: Final Report accepted

		1)	[†††]

Decision: Final Report accepted.

2.1.2.3.3	IM [†††] Feasibility Study

2.1.2.3.3.1			[†††]

Decision: In-life phase of study is authorized to proceed.

2.1.2.3.3.2			[†††]

Decision: [†††] Decision: [†††] Decision: Final Report accepted. [†††]

2.1.2.3.3.3			[†††]

Decision: Primary and secondary study endpoint data recorded and documented in a manner sufficient to meet study objectives and included in draft report and final report.

[†††]

Decision: Bioanalysis Final Report accepted. [†††]

[†††]

Decision: Pharmacokinetic Final Report accepted.

[†††]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Paragraph	Statement of Work
2.1.2.3.3.4		[†††]

Decision: Final Report accepted. Submit Final Report to customer and FDA.

2.1.2.4	Regulatory

2.1.2.4.1	Development of ROM Options [†††]

2.1.2.4.1.1	Sarepta shall develop a comprehensive ROM [†††]. The ROM shall consider:

	1)	Program Management requirements

	2)	CMC requirements

	3)	Nonclinical requirements

	4)	Regulatory requirements

	5)	Analytical Chemistry and QA requirements

	6)	Quality Control requirements

	7)	Material requirements

	8)	Other program requirements

Decision: Acceptance of ROM [†††] by customer.

[†††]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
A. CONTRACT LINE ITEM NO.	B. EXHIBIT		C. CATEGORY
1		A	TDP	TM	OTHER	N/A
D. SYSTEM/ITEM			E. CONTRACT/PR NO.	F. CONTRACTOR
IM Formulation Feasibility Study			W911QY-12-C-0117	Sarepta Therapeutics

1. DATA ITEM NO. A001	2. TITLE OF DATA ITEM Contract Work Break Down Structure			3. SUBTITLE N/A					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.)			5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-MGMT-81334D			N/A		JPM/TMT				18. ESTIMATED
7. DD 250 REQ	9. DIST STATEMENT	10. FREQUENCY	12. DATE OF FIRST		14. Distribution				TOTAL PRICE
LT	REQUIRED	See Blk 16	SUBMISSION			b. COPIES
See Blk 16
8. APP CODE	N/A	11. AS OF DATE	13. DATE OF		a. ADDRESSEE		Final
			SUBSEQUENT			Draft
A		See Blk 16	SUBMISSION				Reg	Repro
See Blk 16
16. REMARKS A 4-Level WBS with costs and schedule per each level. For the lowest task level show the breakdown for labor, material and other indirect costs. BLK 10-13 submit [†††] days after contract award. Government will review and approve at kick off meeting. Submission of the CWBS to the Defense Cost and Resource Center (DCARC) as mentioned in Paragraph 2 of the DID is not required.					JPM TMT/COR		1
					PCO		1
					ACO		1

					15. TOTAL→	0	3	0
1. DATA ITEM NO. A002	2. TITLE OF DATA ITEM Contractor’s Progress, Status and Management Report			3. SUBTITLE N/A					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.)			5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-ADMIN-80227			N/A		JPM/TMT				18. ESTIMATED
7. DD 250 REQ	9. DIST STATEMENT	10. FREQUENCY	12. DATE OF FIRST		14. Distribution				TOTAL PRICE
LT	REQUIRED	See Blk 16	SUBMISSION			b. COPIES
See Blk 16
8. APP CODE	N/A	11. AS OF DATE	13. DATE OF		a. ADDRESSEE		Final
A		See Blk 16	SUBSEQUENT			Draft
			SUBMISSION				Reg	Repro
See Blk 16

16. REMARKS

Monthly Technical Presentation via Teleconference to be conducted on a schedule to be set at contract kick off.

Quarterly Status Report due within [†††] calendar days of the end of each Government Fiscal Quarter.

Draft and Final reports of the Tolerability study and the Feasibility study. Draft reports are due within 15 calendar days of the completion of the in-life portion of the studies.

In- Process Review at the midpoint of contract performance.

All reports are subject to review/approval within [†††] calendar days after receipt of the first submittal. Provide changes to draft within 10 calendar days

					JPM TMT/COR		1
					PCO		1
					ACO		1

					15. TOTAL→	0	3	0
G. PREPARED BY		H. DATE	I. APPROVED BY			J. DATE
/s/ [Illegible]		8/20/12	/s/ [Illegible]			8/20/12

DD FORM 1423-2, AUG 96	PREVIOUS EDITION MAY BE USED.	Page 1 or 3 Pages

[†††]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
A. CONTRACT LINE ITEM NO.	B. EXHIBIT		C. CATEGORY
1		A	TDP	TM OTHER N/A
D. SYSTEM/ITEM			E. CONTRACT/PR NO.	F. CONTRACTOR
IM Formulation Feasibility Study			W911QY-12-C-0117	Sarepta Therapeutics
1. DATA ITEM NO. A003	2. TITLE OF DATA ITEM Integrated Master Schedule			3. SUBTITLE N/A				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.)			5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-MGMT-81650			N/A		JPM/TMT			18. ESTIMATED
7. DD 250 REQ	9. DIST STATEMENT	10. FREQUENCY	12. DATE OF FIRST		14. Distribution			TOTAL PRICE
LT	REQUIRED	See Blk 16	SUBMISSION		b. COPIES
See Blk 16
8. APP CODE	N/A	11. AS OF DATE	13. DATE OF	a. ADDRESSEE		Final
		See Blk 16	SUBSEQUENT		Draft
A			SUBMISSION			Reg	Repro
See Blk 16
16. REMARKS BLK 10-13 submit [†††] days after contract award. Government will review and approve at kick off meeting,. IMS will be statused monthly as of the end of the calendar month and reviewed as part of the monthly technical presentation/teleconference.				JPM TMT/COR		1
				PCO		1
				ACO		1

				15. TOTAL→	0	3	0
1. DATA ITEM NO. A004	2. TITLE OF DATA ITEM Contract Funds Status Report			3. SUBTITLE Project Spend Plan				17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.)			5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-MGMT-81468			N/A		JPM/TMT			18. ESTIMATED
7. DD 250 REQ	9. DIST STATEMENT	10. FREQUENCY	12. DATE OF FIRST		14. Distribution			TOTAL PRICE
LT	REQUIRED	See Blk 16	SUBMISSION		b. COPIES
See Blk 16
8. APP CODE	N/A	11. AS OF DATE	13. DATE OF	a. ADDRESSEE		Final
A		See Blk 16	SUBSEQUENT		Draft
			SUBMISSION			Reg	Repro
See Blk 16
16. REMARKS BLKs 10-13: Contractor will provide an updated expenditure forecast reflecting actual negotiated costs over entire period of performance within [†††] calendar days. The spend plan should detail the planned expenditure by month. The Government review/approval will occur at the contract kick off. The Contract Funds Status Report will be statused [†††] within [†††] calendar days of the end of the contractor’s accounting period.				JPM TMT/COR		1
				PCO		1
				ACO		1

				15. TOTAL	0	3	0
G. PREPARED BY		H. DATE	I. APPROVED BY		J. DATE
/s/ [Illegible]		8/20/12	/s/ [Illegible]		8/20/12

DD FORM 1423-2, AUG 96	PREVIOUS EDITION MAY BE USED.	Page 2 or 3 Pages

[†††]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

CONTRACT DATA REQUIREMENTS LIST (2 Data Items)				Form Approved OMB No. 0704-0188
The public reporting burden for this collection of information is estimated to average 220 hours per response, including the time for reviewing instructions, searching existing data sources, gathering and maintaining the data needed, and completing and reviewing the collection of information. Send comments regarding this burden estimate or any other aspect of this collection of information, including suggestions for reducing the burden, to the Department of Defense, Executive Services Directorate (0704-0188). Respondents should be aware that notwithstanding any other provision of law, no person shall be subject to any penalty for failing to comply with a collection of information if it does not display a currently valid OMB control number. Please do not return your form to the above organization. Send completed form to the Government Issuing Contracting Officer for the Contract/PR No. listed in Block E.
A. CONTRACT LINE ITEM NO.	B. EXHIBIT		C. CATEGORY
1		A	TDP	TM	OTHER	N/A
D. SYSTEM/ITEM			E. CONTRACT/PR NO.	F. CONTRACTOR
IM Formulation Feasibility Study			W911QY-12-C-0117	Sarepta Therapeutics
1. DATA ITEM NO. A005	2. TITLE OF DATA ITEM Final Report			3. SUBTITLE N/A					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.)			5. CONTRACT REFERENCE		6. REQUIRING OFFICE
DI-MISC-80508B			N/A		JPM/TMT				18. ESTIMATED
7. DD 250 REQ	9. DIST STATEMENT	10. FREQUENCY	12. DATE OF FIRST		14. Distribution				TOTAL PRICE
LT	REQUIRED	See Blk 16	SUBMISSION			b. COPIES
See Blk 16
8. APP CODE	N/A	11. AS OF DATE	13. DATE OF		a. ADDRESSEE		Final
			SUBSEQUENT			Draft
A			SUBMISSION				Reg	Repro
		See Blk 16	See Blk 16
16. REMARKS The Final report, if an alternate route of administration is determined to be feasible, will include [†††] that assesses the requirements at a level 3 work breakdown structure (rough order of magnitude schedule and cost) [†††] Contractor Format Acceptable - Submission is due within [†††] Calendar days of the completion of the IM Feasibility study will be reviewed for completeness by the Government for [†††] Calendar days after the submission and the contractor will have [†††] Calendar days to resubmit the Final Report after resolution of the Government’s comments.					JPM TMT/COR		1
					PCO		1
					ACO		1

					15. TOTAL	0	3	0
1. DATA ITEM NO.	2. TITLE OF DATA ITEM			3. SUBTITLE					17. PRICE GROUP
4. AUTHORITY (Data Acquisition Document No.)			5. CONTRACT REFERENCE		6. REQUIRING OFFICE
18. ESTIMATED
7. DD 250 REQ	9. DIST STATEMENT	10. FREQUENCY	12. DATE OF FIRST		14. Distribution				TOTAL PRICE
	REQUIRED		SUBMISSION			b. COPIES

8. APP CODE		11. AS OF DATE	13. DATE OF		a. ADDRESSEE		Final
			SUBSEQUENT			Draft
			SUBMISSION				Reg	Repro

16. REMARKS

					15. TOTAL	0	0	0
G. PREPARED BY		H. DATE	I. APPROVED BY			J. DATE
/s/ [ILLEGIBLE]		8/20/12	/s/ [ILLEGIBLE]			8/20/12

DD FORM 1423-2, AUG 96	PREVIOUS EDITION MAY BE USED.	Page 3 of 3 Pages

[†††]	Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

INSTRUCTIONS FOR COMPLETING DD FORM 1423 (See DoD 5010. 12-M for detailed instructions.)

FOR GOVERNMENT PERSONNEL

Item A. Self-explanatory.

Item B. Self-explanatory.

Item C. Mark (X) appropriate category: TDP - Technical Data Package; TM - Technical Manual; Other - other category of data, such as “Provisioning,” “Configuration Management,” etc.

Item D. Enter name of system/item being acquired that data will support.

Item E. Self-explanatory (to be filled in after contract award).

Item F. Self-explanatory (to be filled in after contract award).

Item G. Signature of preparer of CDRL.

Item H. Date CDRL was prepared.

Item I. Signature of CDRL approval authority.

Item J. Date CDRL was approved.

Item 1. See DoD FAR Supplement Subpart 4.71 for proper numbering.

Item 2. Enter title as it appears on data acquisition document cited in Item 4.

Item 3. Enter subtitle of data item for further definition of data item (optional entry).

Item 4. Enter Data Item Description (DID) number, military specification number, or military standard number listed in DoD 5010.12-L (AMSDL), or one-time DID number, that defines data content and format requirements.

Item 5. Enter reference to tasking in contract that generates requirement for the data item (e.g., Statement of Work paragraph number).

Item 6. Enter technical office responsible for ensuring adequacy of the data item.

Item 7. Specify requirement for inspection/acceptance of the data item by the Government.

Item 8. Specify requirement for approval of a draft before preparation of the final data item.

Item 9. For technical data, specify requirement for contractor to mark the appropriate distribution statement on the data (ref. DoDD 5230.24).

Item 10. Specify number of times data items are to be delivered.

Item 11. Specify as-of date of data item, when applicable.

Item 12. Specify when first submittal is required.

Item 13. Specify when subsequent submittals are required, when applicable.

Item 14. Enter addressees and number of draft/final copies to be delivered to each addressee. Explain reproducible copies in Item 16.

Item 15. Enter total number of draft/final copies to be delivered.

Item 16. Use for additional/clarifying information for Items 1 through 15. Examples are: Tailoring of documents cited in Item 4; Clarification of submittal dates in Items 12 and 13; Explanation of reproducible copies in item 14.; Desired medium for delivery of the data item.

FOR THE CONTRACTOR

Item 17. Specify appropriate price group from one of the following groups of effort in developing estimated prices for each data item listed on the DD Form 1423.

a. Group I. Definition - Data which is not otherwise essential to the contractor’s performance of the primary contracted effort (production, development, testing, and administration) but which is required by DD Form 1423.

Estimated Price - Costs to be included under Group I are those applicable to preparing and assembling the data item in conformance with Government requirements, and the administration and other expenses related to reproducing and delivering such data items to the Government.

b. Group II. Definition - Data which is essential to the performance of the primary contracted effort but the contractor is required to perform additional work to conform to Government requirements with regard to depth of content, format, frequency of submittal, preparation, control, or quality of the data item.

Estimated Price - Costs to be included under Group II are those incurred over and above the cost of the essential data item without conforming to Government requirements, and the administrative and other expenses related to reproducing and delivering such data item to the Government.

c. Group III. Definition - Data which the contractor must develop for his internal use in performance of the primary contracted effort and does not require any substantial change to conform to Government requirements with regard to depth of content, format, frequency of submittal, preparation, control, and quality of the data item.

Estimated Price - Costs to be included under Group III are the administrative and other expenses related to reproducing and delivering such data item to the Government.

d. Group IV. Definition - Data which is developed by the contractor as part of his normal operating procedures and his effort in supplying these data to the Government is minimal.

Estimated Price – Group IV items should normally be shown on the DD Form 1423 at no cost.

Item 18. For each data item, enter an amount equal to that portion of the total price which is estimated to be attributable to the production or development for the Government of that item of data. These estimated data prices shall be developed only from those costs which will be incurred as a direct result of the requirement to supply the data, over and above those costs which would otherwise be incurred in performance of the contract if no data were required. The estimated data prices shall not include any amount for rights in data. The Government’s right to use the data shall be governed by the pertinent provisions of the contract.

DD FORM 1423-2 (BACK), AUG 96

[†††] Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.